Exhibit 10.19.1

AMENDMENT NO. 1 TO

AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT, dated as of February 13, 2008 (this “Amendment”), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the “Manager”), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the “Borrower”), the LENDERS party hereto, and CREDIT SUISSE, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used but not defined herein have the meaning set forth in the Warehouse Loan Agreement referred to below.

RECITALS:

WHEREAS, the Manager, the Borrower, the Lenders, the Agent and Wilmington Trust Company, as Collateral Agent and Depositary (the “Collateral Agent”) are parties to that certain Amended and Restated Warehouse Loan Agreement dated as of August 7, 2007 (as heretofore amended, the “Warehouse Loan Agreement”); and

WHEREAS, the parties hereto desire to amend the Warehouse Loan Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

PART I

AMENDMENTS

SUBPART 1.1 The definition of “Committed Amount” set forth in Section 1.01 of the Warehouse Loan Agreement is hereby amended in its entirety to read as follows:

“Committed Amount” means $600,000,000 or such lesser amount to which the Committed Amount may be reduced pursuant to Section 2.08.

SUBPART 1.2 Schedule 1.01 of the Warehouse Loan Agreement is hereby amended in its entirety to read as set forth in Schedule 1.01 hereto.

PART II

MISCELLANEOUS

SUBPART 2.1 Effectiveness. This Amendment becomes effective on the date on which the Agent has received (i) signature pages to this Amendment duly executed by each party hereto (including each Lender); (ii) a copy of the Organizational Documents of each the Borrower and the Manager, certified as of a recent date by the Secretary of State of its state of organization, to the extent such documents have been amended, supplemented or modified since August 7, 2007;(iii) a certificate as to the good standing of each of the Borrower and the Manager from such Secretary of State, as of a recent date; (iv) a certificate of the Secretary or Assistant Secretary of each the Borrower and the Manager dated as of the date of this Amendment and certifying (A) that the certificate or articles of incorporation or other Organizational Documents, as applicable, of such Person have not been amended either since the date of the last amendment thereto shown on the related certificate furnished pursuant to clause (ii) above or since August 7, 2007, if no certificate is required to be furnished pursuant to clause (ii) above; (B) that attached thereto is a true and complete copy of the agreement of limited partnership, operating agreement or by-laws of such Person, as in effect on the date of this Amendment (or a certification that such documents have not been amended, supplemented, or otherwise modified since August 7, 2007) and in effect at all times since a date prior to the date of the resolutions described in clause (C) below, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Person, authorizing the execution, delivery and performance of this Amendment to which it is to be a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith or therewith on behalf of the such Person; (v) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (iv) above; (vi) a favorable written opinion of in house counsel to each the Borrower and the Manager, addressed to the Agent and each Lender, dated as of the date of this Amendment, and in form and substance satisfactory to the Agent; and (vii) such other documents as the Agent or Mayer Brown LLP, counsel for the Agent, may reasonably request.

SUBPART 2.2 Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in Article V of the Warehouse Loan Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

SUBPART 2.3 Effect of Amendment. All provisions of the Warehouse Loan Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Warehouse Loan Agreement (or in any other Transaction Document) to the Warehouse Loan Agreement shall be deemed to be references to the Warehouse Loan Agreement as amended hereby.

SUBPART 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SUBPART 2.5 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SUBPART 2.6 Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Warehouse Loan Agreement or any provision hereof or thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY

By: /s/ Eric Marchetto
Name: Eric Marchetto
Title: Vice President

TRINITY RAIL LEASING TRUST II

By: /s/ Thomas C. Jardine
Name: Thomas C. Jardine
Title: Vice President

CREDIT SUISSE, NEW YORK BRANCH, as Agent and as a Committed Lender

By: /s/ Mark Lengel
Name: Mark Lengel
Title: Director

By: /s/ Alex Smith
Name: Alex Smith
Title: Vice President

ALPINE SECURITIZATION CORP, as a Conduit Lender
By Credit Suisse, New York Branch, as attorney-in-fact

By: /s/ Alex Smith
Name: Alex Smith
Title: Vice President

By: /s/ Mark Lengel
Name: Mark Lengel
Title: Director

DRESDNER BANK AG, NEW YORK BRANCH, as a

Committed Lender

By: /s/ Mitesh Rastogi
Name: Mitesh Rastogi
Title: Vice President

By: /s/ Kelly Wilson
Name: Kelly Wilson
Title: Associate

BEETHOVEN FUNDING CORPORATION, as a Conduit

Lender

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”,

NEW YORK BRANCH, as a Committed Lender

By: /s/ Christopher Lew
Name: Christopher Lew
Title: Vice President

By: /s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a

Conduit Lender

By: /s/ David DeAngelis
Name: David DeAngelis
Title: Vice President

GRESHAM RECEIVABLES

(No. 3) LIMITED, as a Committed Lender

By: /s/ S.M. Hollywood
Name: S.M. Hollywood
Title: Director

SCHEDULE 1.01

Lenders and Commitments

			Original
	Commitment	Commitment	Commitment
Lender	Amount	Percentage	Date
Credit Suisse First Boston, New York Branch	250,000,000	41.66666667%	June 27, 2002
Dresdner Bank AG, New York Branch	100,000,000	16.66666666%	August 29, 2003
Coöperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch	100,000,000	16.66666666%	October 23, 2003
Gresham Receivables (No. 3) Limited	150,000,000	25.00000000%	October 20, 2005

Totals	600,000,000	100.0000%